Exhibit 99.4

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION GENBAND II, Inc. 2017 Special Meeting of Stockholders XXXXX XX, 2017, XX:XX X.M. local time This Proxy is Solicited On Behalf Of The Board Of Directors FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY Please mark your votes like this THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” PROPOSALS 1 AND 2. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSALS TO: FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 1. Adopt the agreement and plan of merger, dated as of May 23, 2017 (as it may be amended from time to time, the “merger agreement”), by and among GENBAND II, Inc. (“GB II”), Sonus Networks, Inc., Green Sapphire LLC (“GB Merger Sub”) and the other parties thereto, and approve the merger of GB II with and into GB Merger Sub (the “GB II merger”). 2. Approve the adjournment of the GB II special meeting (if it necessary to solicit additional proxies if there are not sufficient votes to approve the GB II merger and adopt the merger agreement). THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2. CONTROL NUMBER Signature Signature, if held jointly Date , 2017. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, guardian, or corporate officer, please give title as such. X Please Be Sure To Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY GENBAND II, Inc. The undersigned hereby revokes all prior proxies (except for any proxies granted or contemplated by that certain Fifth Amended and Restated Stockholders Agreement of GENBAND Holdings Company, dated July 30, 2013) and hereby appoints David Walsh and Daryl E. Raiford, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on this proxy card, all of the shares of xxxxxx xxxxxx that the undersigned is entitled to vote at the Special Meeting of Stockholders of GENBAND II, Inc., to be held at xxxxxx on xxxxxx, 2017, or at any adjournment or postponement thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND PROPOSAL 2. EACH OF THE PROXIES (AND THEIR SUBSTITUTES), ACTING INDIVIDUALLY, IS HEREBY AUTHORIZED TO ACT AND VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY CONTINUATIONS, ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued and to be marked, dated and signed, on the other side)